                                                                   Exhibit 10.17
                                                                   -------------

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

          This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into as of December 5, 2000, by and between the
----------
Investor signatory hereto on the date hereof (the "Investor"), and Internet Law
                                                   --------
Library, Inc., a Delaware company (the "Company").
                                        -------

          WHEREAS, on November 20, 2000 (the "Initial Closing Date"), the
                                              --------------------
Company and the Investor entered into a registration rights agreement (the "November Agreement") pursuant to the Securities Purchase Agreement, dated as of
-------------------
November 20, 2000, between the Company and the Investor (the "Purchase
                                                              --------
Agreement").
---------

          WHEREAS, the Company and the Investor desire to amend and restate the November Agreement in its entirety as set forth in this Agreement.

          The Company and the Investor hereby amend the November Agreement by deleting it in its entirety and replacing it with the agreement which follows:

     1.   Definitions
          -----------

          Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other government actions to close.

          "Common Stock" means the Company's common stock, $.001 par value per
           ------------
share, or such securities into which such stock shall hereafter be reclassified.

          "Effectiveness Date" means, with respect to the initial Registration
           ------------------
Statement required to be filed hereunder, the 120/th/ day following the Initial Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 120/th/ day following the date that notice of the requirement to file such additional Registration Statement is provided.

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
2(a).

                                                   Registration Rights Agreement

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Filing Date" means the 45/th/ day following the Initial Closing Date
           -----------
and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 45/th / day following the date that notice of the requirement to file such additional Registration Statement is provided.

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from time to time, of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).
           -----------------

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Losses" shall have the meaning set forth in Section 5(a).
           ------

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Promissory Note" shall mean the Company's convertible promissory note
           ---------------
of even date herewith in the aggregate principal amount of $500,000 issued in favor of the Investor.

          "Prospectus" means the prospectus included in the Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Put Shares" has the meaning set forth in the Purchase Agreement.
           ----------

          "Registrable Securities" means all (i) Put Shares, (ii) Warrant Shares
           ----------------------
and (iii) shares of Common Stock issued or issuable: (a) upon conversion of the Promissory Note and (b) to the broker in connection with the transactions contemplated by the Purchase Agreement.

          "Registration Statement" means the registration statement and any
           ----------------------
additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and

                                                   Registration Rights Agreement
post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC" means the United States Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Special Counsel" means one special counsel to the Holders, for which
           ---------------
the Holders will be reimbursed by the Company pursuant to Section 4.

          "Warrants" shall mean (x) the Warrants (as defined in the Purchase
           --------
Agreement) and (y) the common stock purchase warrant of the Company issued to the Investor, dated the date hereof, for the purchase of 41,650 shares of Common Stock.

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
exercise in full of the Warrants.

     2.   Shelf Registration
          ------------------

          (a) On or prior to each Filing Date, the Company shall prepare and file with the SEC a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (or such other appropriate form as the Holders may reasonably consent for the registration of Registrable Securities contemplated by this Agreement) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto
as Annex A.   The Company shall use its best efforts to cause the Registration
   -------
Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the later of the date on which all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions by the Holders pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected

                                                   Registration Rights Agreement

Holders (the "Effectiveness Period"), provided, that the Company shall not be
              --------------------    --------
deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective.

          (b) The initial Registration Statement required to be filed hereunder shall include for resale by the Holders 17,541,650 shares of Common Stock.

          (c) If (a) a Registration Statement is not filed on or prior to the Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by
Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (c) a Registration Statement filed hereunder is not declared effective by the Commission on or prior to the thirtieth (30/th/) day following the Effectiveness Date, or (d) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period without being succeeded within ten days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (e) the conversion rights of the Holders pursuant to the Promissory Note are suspended for any reason, or (f) an amendment to a Registration Statement is not filed by the Company with the Commission within ten days of the Commission's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for
                                                               -----
purposes of clauses (a), (c), (e) the date on which such Event occurs, or for purposes of clause (b) the date on which such five day period is exceeded, or for purposes of clauses (d) and (f) the date which such 10 day-period is exceeded, being referred to as "Event Date"), then, on each such Event Date, the
                                ----------
Company shall pay to each Holder an amount in cash equal, as liquidated damages for the estimated cost to the Holders of not having liquid securities in the time contemplated hereby and not as penalty, 1.5% of the aggregate principal amount outstanding under the Promissory Note on the Initial Closing Date, and on each monthly anniversary thereof until the applicable Event is cured, 3% of the aggregate principal amount outstanding under the Promissory Note on the Initial Closing Date. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

     3.   Registration Procedures
          -----------------------

                                                   Registration Rights Agreement

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than five Business Days prior to the filing of each Registration Statement or any related Prospectus (other than a Prospectus filed pursuant to Rule 424) and not less than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference and not available on the SEC's Electronic Data Gathering and Retrieval System) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to, conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object.

          (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within fifteen Business Days, to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) File additional Registration Statements if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement. Any additional Registration Statements required to be filed under this Section shall cover 115% of the full number of Registrable Securities issuable at the prevailing market price of the Common Stock as if all remaining Put Shares, plus all shares of Common Stock issuable upon conversion in full of the Warrants (assuming a full vesting and exercise thereof) and the Promissory Note, had been issued.

          (d) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus

                                                   Registration Rights Agreement
supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any Transaction Document or other agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

          (g) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase

                                                   Registration Rights Agreement

Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (i) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to all affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statements nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j)  Comply with all applicable rules and regulations of the SEC.

     4.   Registration Expenses.   All fees and expenses incident to the
          ---------------------
performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all U.S. federal registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with any Principal Market on which the Common Stock is then listed for trading, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, tele phone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (in the case of the latter, up to $3,000), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding anything to the contrary herein, the Company shall not be obligated to pay any brokers' or underwriters' fees, discounts or commissions owed by the Holders in connection with the resale of the Registrable Securities.

     5.   Indemnification
          ---------------

          (a)  Indemnification by the Company.  The Company shall,
               ------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law,

                                                   Registration Rights Agreement
from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to
                         ------
any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)  Indemnification by Holders.  Each Holder shall, severally and not
               --------------------------
jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's pro posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                                                   Registration Rights Agreement

          (c)  Conduct of Indemnification Proceedings. If any Proceeding shall
               --------------------------------------
be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person
 -----------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have approximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d)  Contribution.  If a claim for indemnification under Section
               ------------
5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection

                                                   Registration Rights Agreement
with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allo cation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Miscellaneous
          -------------

          (a)  Remedies.  In the event of a breach by the Company or by a
               --------
Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  Neither the Company nor any of its
               --------------------------
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b)
                                                             -------------
hereto and except for rights previously granted to Cootes Drive LLC, neither the Company nor any of its subsidiaries has

                                                   Registration Rights Agreement
previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

          (c)  No Piggyback on Registrations.  Except as and to the extent
               -----------------------------
specified in Schedule 6(b) hereto, neither the Company nor any of its security
             -------------
holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

          (d)  Compliance.  Each Holder covenants and agrees that it will
               ----------
comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (e)  Discontinued Disposition.  Each Holder agrees by its acquisition
               ------------------------
of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                         ------
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (f)  Piggy-Back Registrations.  Subject to rights  previously granted
               ------------------------
to Cootes Drive LLC, if at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject, in the event of a firm underwritten offering, to customary cutbacks and lock-ups requested by the managing underwriter of all selling stockholders thereunder, on a pro-rata basis with such other selling stockholders.

          (h)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or

                                                   Registration Rights Agreement
indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be
         --------  -------
amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (i)  Notices.  All notices, demands, requests, consents, approvals,
               -------
and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:    Internet Law Library, Inc.
                           4301 Windfern Road, Suite 2000
                           Houston, Texas 77041
                           Facsimile No.: (713) 462-7519
                           Attn: Hunter M.A. Carr

     With copies to:       Locke Liddell & Sapp LLP
                           2200 Ross Avenue, Suite 2200
                           Dallas, Texas 75201
                           Facsimile No.: (214) 740-8800
                           Attn: Stephen L. Sapp, Esq.

     If to the Investor:   To the address set forth under the Investor's name
                           on the signature page hereto.

     A party may from time to time change its address or facsimile number for notices under this Section by giving at least ten days' prior written notice of such changed address or facsimile number to the other party hereto.

          (j)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without

                                                   Registration Rights Agreement
the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (k)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (l)  Governing Law.   All questions concerning the construction,
               -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (m)  Cumulative Remedies.  The remedies provided herein are cumulative
               -------------------
and not exclusive of any remedies provided by law.

          (n)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (o)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (p)  Shares Held by the Company and its Affiliates.  Whenever the
               ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its

                                                   Registration Rights Agreement
holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                          SIGNATURE PAGES TO FOLLOW]

                                                   Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                   INTERNET LAW LIBRARY, INC.


                                   By: /S/ HUNTER M.A. CARR
                                      ------------------------------------------
                                    Name: Hunter M.A. Carr
                                    Title: President

                                                   Registration Rights Agreement

                                 COOTES DRIVE LLC


                                 By: /s/ Illegible
                                    ------------------------------------------
                                  Name:
                                  Title:

           Address for Notice:   Cootes Drive LLC
                                 c/o Citco Trustees (Cayman) Limited
                                 Commercial Centre
                                 P.O. Box 31106 SMB
                                 Grand Cayman
                                 Cayman Islands
                                 British West Indies
                                 Facsimile No.: (345) 945-7566

             With copies to:     Robinson Silverman Pearce Aronsohn & Berman LLP
                                 1290 Avenue of the Americas
                                 New York, NY 10104
                                 Facsimile No.:  (212) 541-4630 and
                                                 (212) 541-1432
                                 Attn:  Eric L. Cohen, Esq.

                                                   Registration Rights Agreement

                                                                         Annex A

                             Plan of Distribution
                             --------------------

     The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

 .    ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

 .    block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

 .    purchases by a broker-dealer as principal and resale by the broker-
     dealer for its account;

 .    an exchange distribution in accordance with the rules of the applicable exchange;

 .    privately negotiated transactions;

 .    short sales;

 .    broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

 .    a combination of any such methods of sale; and

 .    any other method permitted pursuant to applicable law.

     The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, if available, rather than under this prospectus.

     The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades. The selling stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

     Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

                                                   Registration Rights Agreement

     Cootes Drive LLC and any broker-dealers or agents that are involved in selling shares acquired by Cootes Drive in connection with equity put line with us will be considered "underwriters" by the SEC within the meaning of the Securities Act in connection with sales under this Registration Statement and are subject to the prospectus delivery requirements of the Securities Act of 1933. With respect to shares of our common stock sold by the other selling stockholders and shares acquired by Cootes Drive upon the conversion of the convertible promissory notes we have issued to it, such entities and individuals may be deemed to be"underwriters" by the SEC. Hence, any commissions received by broker-dealers or agents who assist in the resale of these shares may be deemed underwriting commissions on discounts under the Securities Act of 1933. Accordingly, any commissions received by such broker-dealers or agents and any profit on the resale of such shares purchased by them will be deemed underwriting commissions or discounts under the Securities Act.

     We are required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the selling stockholders, up to $3,000. The selling stockholders are responsible for brokerage commissions and fees on sales of these shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                     -18-

                                                   Registration Rights Agreement